Exhibit 10.5

EXECUTION VERSION

FBS LICENSE AGREEMENT

by and between

FORTIVE CORPORATION

and

VONTIER CORPORATION

Dated as of October 8, 2020

FBS LICENSE AGREEMENT

This FBS LICENSE AGREEMENT (this “Agreement”), dated as of October 8, 2020, is entered into by and between Fortive Corporation (“Fortive”), a Delaware corporation, and Vontier Corporation (“Vontier”), a Delaware corporation. “Party” or “Parties” means Fortive or Vontier, individually or collectively, as the case may be.

WHEREAS, the Parties have entered into that certain Separation and Distribution Agreement, dated as of the date hereof (the “Separation Agreement”);

WHEREAS, Fortive owns the FBS (as defined below), which is used in the Vontier Business and in the other businesses of Fortive as of the date hereof;

WHEREAS, the FBS includes certain trade secrets, know-how and other Intellectual Property of the Fortive Group; and

WHEREAS, Vontier desires to obtain a license to use the FBS for its own business purposes on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Certain Defined Terms.

(a) Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement.

(b) The following capitalized terms used in this Agreement shall have the meanings set forth below:

“Change of Control” means, with respect to a Person, the occurrence, in a single transaction or a series of related transactions, of any one or more of the following events: (i) any third party immediately prior to such transaction becomes the beneficial owner, directly or indirectly, of securities of such Person representing more than fifty percent (50%) of the voting power of such Person; (ii) there is consummated a merger, consolidation, or similar transaction involving such Person and, immediately after the consummation of such merger, consolidation, or similar transaction, the stockholders of such Person immediately prior to the consummation of such merger, consolidation, or similar transaction do not beneficially own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the voting power of the surviving entity in such merger, consolidation, or similar transaction or more than fifty percent (50%) of the voting power of the parent of the surviving entity in such merger, consolidation, or similar transaction; or (iii) a sale of all or substantially all of such Person’s assets or business to a third party.

“FBS” means the Fortive Business System in existence as of the Distribution Date, which is a set of proprietary tools, processes, methodologies, practices and related training materials developed by or for and owned by the Fortive Group that are designed to continuously improve business management and performance in the critical areas of quality, delivery, cost, growth and innovation.

“FBS Confidential Information” means all Confidential Information and materials (i) with respect to Fortive, forming part of the FBS or Fortive Improvements, or (ii) with respect to Vontier, forming part of Vontier Improvements.

“Fortive Improvements” means any material modification, enhancement or improvement to the FBS made by the Fortive Group within two (2) years following the Distribution Date.

“Vontier Improvements” means any material modification, enhancement or improvement to the FBS made by the Vontier Group within two (2) years following the Distribution Date.

ARTICLE II

LICENSE GRANT

Section 2.01 License to Vontier. Subject to the terms and conditions of this Agreement, Fortive hereby grants to Vontier a worldwide, non-exclusive, non-transferable, royalty-free, fully paid-up, perpetual license to use, modify, enhance and improve, the FBS and Fortive Improvements solely for the business purposes of the Vontier Group with respect to the Vontier Business. The foregoing license shall be sublicenseable solely (i) to other members of the Vontier Group (for clarity, for only so long as such Persons remain Affiliates of Vontier), and (ii) to third parties to the extent reasonably necessary to support the business of the Vontier Group and subject to appropriate confidentiality and non-use obligations.

Section 2.02 License to Fortive. Vontier hereby grants to Fortive a worldwide, non-exclusive, non-transferable, royalty-free, fully paid-up, irrevocable, perpetual license to use, modify, enhance and improve Vontier Improvements. The foregoing license shall be sublicenseable solely (i) to other members of the Fortive Group, (ii) to third parties to the extent reasonably necessary to support the business of the Fortive Group and subject to appropriate confidentiality and non-use obligations, and (iii) to members of the Fortive Group in connection with the business or assets of such member, that, on or after the Distribution Date are sold, spun-off, split-off, merged or otherwise transferred to a third party (for clarity, which sublicense shall continue after such sale, spin-off, merger or other transfer).

Section 2.03 Provision of Improvements. Upon reasonable, written request of a Party, the other Party shall use commercially reasonable efforts to provide the requesting Party with any Fortive Improvement or Vontier Improvement, as applicable. In no event may either Party make such a request more frequently than once per quarter. Neither Party shall be obligated to provide any information to the other Party to the extent such information would have a reasonable likelihood of disclosing such Party’s or its Affiliates’ material and sensitive non-public business, product or project plans.

ARTICLE III

INTELLECTUAL PROPERTY RIGHTS

Section 3.01 Fortive Ownership. The Parties acknowledge and agree that, as between the Parties, Fortive is the owner of all right, title and interest in the Intellectual Property rights in the FBS and Fortive Improvements. Fortive shall retain the entire right, title and interest in and to the FBS and any improvements, enhancements and modifications thereof made by Fortive or its Affiliates (including, for clarity, any Fortive Improvements), and all Intellectual Property rights therein. For the avoidance of doubt, Fortive shall have the sole right to defend and enforce any and all Intellectual Property rights covering the FBS and any Fortive Improvements.

Section 3.02 Vontier Ownership. Vontier shall retain the entire right, title and interest in and to any Vontier Improvements, and all Intellectual Property rights therein. For the avoidance of doubt, Vontier shall have the sole right to defend and enforce any and all Intellectual Property rights covering any Vontier Improvements.

ARTICLE IV

FBS CONFIDENTIAL INFORMATION

Section 4.01 Treatment of FBS Confidential Information. Each Party shall (and shall cause each member of its respective Group to) maintain the FBS Confidential Information of the other Party in confidence, and shall not (and shall cause each member of the its respective Group not to) disclose, divulge or otherwise communicate such FBS Confidential Information to any person who is not employed by or a director of a member of its Group, or use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement (including the granting of sublicenses in accordance with Article II, subject to confidentiality obligations at least as strict as those set forth herein), and hereby agrees to exercise (and cause each member of its respective Group to exercise) every reasonable precaution to prevent and restrain the unauthorized disclosure of such FBS Confidential Information by any directors, officers or employees of its respective Group. In addition, each Party shall (and shall cause each member of its respective Group to) treat the FBS Confidential Information of the other Party that is not in the public domain as trade secrets, and without limiting the foregoing shall take all actions required by applicable Law to preserve such FBS Confidential Information of the other Party as trade secrets.

ARTICLE V

COMPENSATION

Section 5.01 Compensation. The Parties agree that in light of the substantial contributions of the Vontier Group to the development of the FBS, no further consideration is payable by Vontier for the FBS license set forth in Section 2.01. The Parties further agree that (a) the consideration for the license to Vontier of the Fortive Improvements is the license to Fortive of the Vontier Improvements and (b) the consideration for the license to Fortive of the Vontier Improvements is the license to Vontier of the Fortive Improvements.

ARTICLE VI

TERMINATION

Section 6.01 Term. This Agreement shall remain in effect from the Distribution Date until terminated in accordance with the provisions of this Article VI.

Section 6.02 Termination for Breach. Fortive shall be entitled to terminate this Agreement immediately by providing written notice to Vontier upon material breach of this Agreement by Vontier or any member of the Vontier Group and failure to cure such breach within ten (10) days of written notice thereof. Upon termination of this Agreement, Vontier and each member of the Vontier Group shall cease any and all use of the FBS (including any Fortive Improvements).

Section 6.03 Termination Upon Change of Control. Upon any Change of Control of Vontier or any member of the Vontier Group, Fortive’s obligations under Section 2.03 shall automatically terminate.

Section 6.04 Use of the Fortive Business System Name. Within six (6) months following the Distribution Date, Vontier and each member of the Vontier Group shall cease using the name “Fortive Business System” or “FBS” or any term similar thereto to describe the rights licensed hereunder or for any other purpose.

Section 6.05 Survival of Obligations; Return of Confidential Information. Notwithstanding any termination of this Agreement, the obligations of the Parties under Articles III, IV, VII and VIII as well as Sections 6.04 and this 6.05, shall survive and continue to be enforceable. Upon any termination of this Agreement, Vontier shall promptly (and in any event within thirty (30) days) return to Fortive or destroy (at Fortive’s option) all written FBS Confidential Information of Fortive, and all copies thereof then in Vontier’s possession.

ARTICLE VII

WARRANTIES AND COMPLIANCE

Section 7.01 Disclaimer of Warranties. Except as expressly set forth herein, the Parties acknowledge and agree that (a) the FBS, Fortive Improvements and Vontier Improvements, as applicable, are provided as-is, (b) each Party assumes all risks and Liability arising from or relating to its use of and reliance upon the FBS, Fortive Improvements and Vontier Improvements, as applicable, and (c) each Party makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE FBS, FORTIVE IMPROVEMENTS AND VONTIER IMPROVEMENTS, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NONINFRINGEMENT, MISAPPROPRIATION, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Section 7.02 Compliance with Laws and Regulations. Each Party hereto shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. FOR THE AVOIDANCE OF DOUBT AND NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EACH PARTY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED OBLIGATION OR WARRANTY WITH RESPECT TO ANY INTELLECTUAL PROPERTY, TECHNOLOGY OR SERVICES THAT COULD BE CONSTRUED TO REQUIRE SUCH PARTY TO DELIVER ANY INTELLECTUAL PROPERTY, TECHNOLOGY OR SERVICES HEREUNDER IN SUCH A MANNER TO ALLOW THE RECEIVING PARTY THEREOF TO ITSELF COMPLY WITH ANY LAW APPLICABLE TO THE ACTIONS OR FUNCTIONS OF SUCH RECEIVING PARTY (OR ITS AFFILIATES).

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Entire Agreement; Construction. This Agreement, including the Exhibits and Schedules, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event of any conflict between this Agreement and the Tax Matters Agreement, the terms and conditions of the Tax Matters Agreement shall govern.

Section 8.02 Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 8.03 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email (followed by delivery of an original via overnight courier service) or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.03:

If to Fortive:

Fortive Corporation

6920 Seaway Blvd.

Everett, WA 98203

Attn: General Counsel

Facsimile: (425) 446-5007

E-mail: Peter.Underwood@fortive.com

If to Vontier:

Vontier Corporation

5420 Wade Park Boulevard, Suite 206

Raleigh, NC 27607

Attn: General Counsel

Facsimile: (336) 292-8871

E-mail: Katie.rowen@vontier.com

Section 8.04 Waivers. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and its Group). No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 8.05 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party hereto without the prior written consent of the other Party (not to be unreasonably withheld or delayed), and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, and subject to Section 6.03, this Agreement shall be assignable to a bona fide third party in connection with a merger, reorganization, consolidation or the sale of all or substantially all the assets of a Party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant Party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party; provided, however, that in the case of each of the preceding clauses (i) and (ii), no assignment permitted by this Section 8.05 shall release the assigning Party from Liability for the full performance of its obligations under this Agreement.

Section 8.06 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted assigns.

Section 8.07 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Distribution Date, to the extent such Subsidiary remains a Subsidiary of the applicable Party.

Section 8.08 Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, Liability, reimbursement, claim of Action or other right in excess of those existing without reference to this Agreement.

Section 8.09 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 8.10 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

Section 8.11 Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 8.12 Dispute Resolution. The provisions of Article VIII of the Separation Agreement shall govern any Dispute under or in connection with this Agreement.

Section 8.13 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.14 Interpretation.

(a) The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

(b) When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

FORTIVE CORPORATION

By:	/s/ Rajesh Yadava
Name: Rajesh Yadava
Title: Vice President, Treasurer

VONTIER CORPORATION

By:	/s/ Kathryn K. Rowen
Name: Kathryn K. Rowen
Title: Senior Vice President, General Counsel

[FBS License Agreement Signature Page]